UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 11, 2025
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Sunrun Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 California Street, Suite 1800
San Francisco, California 94108
(Address of principal executive offices, including zip code)
(415) 580-6900
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 11, 2025, Sunrun Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) via a virtual-only meeting format.

At the Annual Meeting, the stockholders of the Company considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2025. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1: Election of three nominees to serve as Class I directors until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified. The votes were cast as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Lynn Jurich	130,412,635	18,780,932	23,828,618
Alan Ferber	135,870,769	13,322,798	23,828,618
John Trinta	148,794,746	398,821	23,828,618

Lynn Jurich, Alan Ferber and John Trinta were duly elected as Class I directors.

Proposal 2: Advisory vote on the compensation of the Company’s named executive officers. The votes were cast as follows:

Votes For	Against	Abstain	Broker Non-Votes
97,575,907	46,705,354	4,912,306	23,828,618

On an advisory basis, the compensation of the Company’s named executive officers as set forth in the proxy statement was approved by the stockholders.

Proposal 3: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes were cast as follows:

Votes For	Against	Abstain	Broker Non-Votes
171,981,659	913,569	126,957	—

The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025.

Proposal 4: Approval of the amendment and restatement of the Sunrun Inc. 2015 Equity Incentive Plan. The votes were cast as follows:

Votes For	Against	Abstain	Broker Non-Votes
143,349,320	5,682,525	161,722	23,828,618

The Company’s stockholders approved the amendment and restatement of the Sunrun Inc. 2015 Equity Incentive Plan.

Proposal 5: Advisory vote on whether subsequent say-on-pay votes will be held annually, biennially, or triennially. The votes were cast as follows:

Annually	Biennially	Triennially	Abstain	Broker Non-Votes
144,381,970	100,914	4,600,826	109,857	23,828,618

In light of this result, the Board determined to hold subsequent non-binding, advisory votes on say-on-pay annually, so that the next such vote will be held at the Company’s 2026 Annual Meeting of Stockholders. Under Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, the Company will hold the next non-binding, advisory vote on the frequency of holding a non-binding, advisory vote on the Company’s executive compensation no later than its 2031 Annual Meeting of Stockholders.

Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit No.	Description

10.1	Sunrun Inc. Amended and Restated 2015 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele Chief Legal Officer and Chief People Officer

Date: June 11, 2025